Exhibit 10(xvii)

Participant Name: XXX

AGREEMENT FOR

DEFERRED COMPENSATION BENEFITS

American Greetings Corporation (the “Employer”) has established the American Greetings Corporation Executive Deferred Compensation Plan (together with any amendments thereto, the “Plan”), under which the Employer and a Participant may negotiate the portion of such Participant’s annual Compensation to be paid as Deferred Compensation Benefits under the Plan. In connection with the Plan, the Employer has also adopted a trust, which will hold and invest amounts accumulated to pay benefits under the Plan, subject only to the claims of the Employer’s general creditors in the event of its bankruptcy or insolvency (in accordance with the terms of such trust). In consideration of the mutual covenants herein contained and subject to the terms of the Plan, the Employer and the undersigned Participant hereby agree as follows:

Section 1 - Deferred Amount

An amount equal to XXX performance shares of American Greetings Stock. The restrictions placed on this stock will be removed on XXX and will become taxable unless deferred into the Plan.

Section 2 - Deferral Period

The Participant’s Deferred Compensation Benefits shall be deferred until the earlier of separation from service or:

One (1) year from the ending date set forth in Section 1. (Note: A participant may not re-defer a one-year deferral)

Three (3) years from the ending date set forth in Section 1.

Five (5) years from the ending date set forth in Section 1.

Participant’s separation from service.

Section 3 - Form of Benefits Payment

Upon separation from service, the Participant’s Deferred Compensation Benefits will be paid to the Participant in either a lump sum, five annual installments, or ten annual installments. (See Attachment 1). Please indicate below your choice of the Form of Benefits Payment upon separation from service.

Lump Sum Payment

Payment over five (5) years, as outlined in Attachment 1.

Payment over ten (10) years, as outlined in Attachment 1.

At the end of the Deferral Period selected in Section 2, the Participant has the option of either re-deferring his/her compensation (subject to regulations governing re-deferral), or receiving payment of the Deferred Amount, plus any investment earnings paid in a lump sum.

Section 4 - Amendments

This Agreement may not be amended or modified by either party, except by a written document signed by both parties in accordance with the terms of the Plan.

Section 5 - Term of Agreement

The term of this Agreement shall be from the last date set forth below until all amounts in the Participant’s Account have been paid out.

Section 6 - Rights and Obligations

The Participant’s right to Deferred Compensation Benefits and the Employer’s obligations to pay such Benefits shall be governed by the Plan to the extent not addressed in this Agreement. In the event of a conflict between the terms of this Agreement and the Plan, the Plan shall govern. Participant acknowledges that this election is being made based on guidance currently available for determining the requirements imposed on the Plan by the American Jobs Creation Act of 2004 (the “Act”).

AGREED TO BY:

XXX	Employer Signature

Date	Date

Attachment 1

Form of Benefits Payment Options.

Upon separation from service, the Participant’s Deferred Compensation Benefits will be paid as follows:

Option 1. Lump Sum Distribution paid within 30 days after the date six (6) months after separation from service.

Option 2. Five annual installments according to the following schedule.

	Payment Date	Payment Amount
Payment Number 1	within 30 days after the date six (6) months after separation from service	20% of the then current balance

Payment Number 2	January 15 of the calendar year following the calendar year of Payment Number 1	25% of the then current balance

Payment Number 3	Twelve (12) months after the date of Payment Number 2	33% of the then current balance

Payment Number 4	Twelve (12) months after the date of Payment Number 3	50% of the then current balance

Payment Number 5	Twelve (12) months after the date of Payment Number 4	current balance

Option 3. Ten annual installments according to the following schedule.

	Payment Date	Payment Amount
Payment No. 1	1st Anniversary of separation from service	1/10 of Account Balance
Payment No. 2	2nd Anniversary of separation from service	1/9 of Account Balance
Payment No. 3	3rd Anniversary of separation from service	1/8 of Account Balance
Payment No. 4	4th Anniversary of separation from service	1/7 of Account Balance
Payment No. 5	5th Anniversary of separation from service	1/6 of Account Balance
Payment No. 6	6th Anniversary of separation from service	1/5 of Account Balance
Payment No. 7	7th Anniversary of separation from service	1/4 of Account Balance
Payment No. 8	8th Anniversary of separation from service	1/3 of Account Balance
Payment No. 9	9th Anniversary of separation from service	1/2 of Account Balance
Payment No. 10	10th Anniversary of separation from service	Entire Account Balance

Participant Name:

AGREEMENT FOR DEFERRED COMPENSATION

BENEFITS – FY          CASH INCENTIVE

American Greetings Corporation (the “Employer”) has established the American Greetings Corporation Executive Deferred Compensation Plan (together with any amendments thereto, the “Plan”), under which the Employer and                                          (the “Participant”) may agree that all or a portion of such Participant’s annual Compensation (as defined under the Plan) be paid as Deferred Compensation Benefits (as defined by the Plan) pursuant to the terms of the Plan. To defer a portion of such Compensation (as defined under the Plan) consisting of all or a portion of any incentive award the Participant qualifies to receive under the Employer’s annual performance bonus program (the “Incentive”), the Participant and the Employer hereby enter into this Agreement for Deferred Compensation Benefits (the “Agreement”). In consideration of the mutual covenants contained within this Agreement and subject to the terms of the Plan, the Employer and the undersigned Participant hereby agree as follows:

Section 1 - Deferred Amount

The Participant hereby elects to defer an amount equal to     % of the Incentive to which the Participant may be entitled to receive under the Key Management Annual Incentive Plan in the form of cash for the fiscal year ending         . Any deferral made under this Agreement will be credited to an account bearing the Participant’s name (hereinafter referred to as the “Account”), net of all required payroll deductions.

Section 2 - Deferral Period

The Participant’s Deferred Compensation Benefits may be deferred to: (a) a specific date, (b) date of termination, or (c) the earlier of a specific date or termination. The specific date selected must be at least one-year from the year of deferral. Please select one option below:

(a) Specific date:

(b) Termination

(c) Earlier of a specific date or termination. Please specify date:

Note: Under IRS regulations, you may be required to wait a minimum of 6 months to receive a distribution.

Section 3 - Form of Benefits Payment

The Participant’s Deferred Compensation Benefits may be paid as: (a) lump sum, (b) 5-year installment, or (c) 10-year installment. Please select one option below:

(a) Lump Sum Payment

(b) 5-year installment, as outlined in Attachment 1

(c) 10-year installment, as outlined in Attachment 1

Important Note: Any re-election in the future to change the deferral period or form of payment must be made at least 12 months prior to the end of the deferral period and will result in a 5-year delay in the benefit payment. If the re-election is not in effect for 12 months, the prior election will apply.

Section 4 - Amendments

This Agreement may not be amended or modified by either party, except by a written document signed by both parties in accordance with the terms of the Plan.

Section 5 - Term of Agreement

The term of this Agreement shall be from the last date set forth below until all amounts in the Participant’s Account have been distributed.

Section 6 - Rights and Obligations

The Participant’s right to Deferred Compensation Benefits and the Employer’s obligations to pay such Deferred Compensation Benefits shall be governed by the Plan to the extent not addressed in this Agreement. In the event of a conflict between the terms of this Agreement and the Plan, the Plan shall govern.

By signing this Agreement, the Participant acknowledges that: this election is based on guidance currently available for determining the requirements imposed on the Plan by the American Jobs Creation Act of 2004 (the “Act”), determined as of the date of the Agreement; and that the Employer expects to amend the Plan to bring the Plan into compliance with new guidance expected to be published under the Act. Employer will operate the Plan during              based on its understanding of the Act’s rules.

AGREED TO BY:

Employer Signature

Date	Date

Attachment 1

Form of Benefits Payment Options.

Upon Separation from Service, the Participant’s Deferred Compensation Benefits will be paid as follows:

Option 1. Lump Sum Distribution paid within 30 days after the date that occurs six (6) months after Separation from Service.

Option 2. Five annual installments according to the following schedule.

	Payment Date	Payment Amount
Payment Number 1	within 30 days after the date that occurs six (6) months after Separation from Service	20% of the then current balance

Payment Number 2	January 15 of the calendar year following the calendar year of Payment Number 1	25% of the then current balance

Payment Number 3	Twelve (12) months after the date of Payment Number 2	33% of the then current balance

Payment Number 4	Twelve (12) months after the date of Payment Number 3	50% of the then current balance

Payment Number 5	Twelve (12) months after the date of Payment Number 4	current balance

Option 3. Ten annual installments according to the following schedule.

	Payment Date	Payment Amount
Payment No. 1	1st Anniversary of Separation from Service	1/10 of Account Balance
Payment No. 2	2nd Anniversary of Separation from Service	1/9 of Account Balance
Payment No. 3	3rd Anniversary of Separation from Service	1/8 of Account Balance
Payment No. 4	4th Anniversary of Separation from Service	1/7 of Account Balance
Payment No. 5	5th Anniversary of Separation from Service	1/6 of Account Balance
Payment No. 6	6th Anniversary of Separation from Service	1/5 of Account Balance
Payment No. 7	7th Anniversary of Separation from Service	1/4 of Account Balance
Payment No. 8	8th Anniversary of Separation from Service	1/3 of Account Balance
Payment No. 9	9th Anniversary of Separation from Service	1/2 of Account Balance
Payment No. 10	10th Anniversary of Separation from Service	Entire Account Balance

Participant Name:

AGREEMENT FOR

DEFERRED COMPENSATION BENEFITS

American Greetings Corporation (the “Employer”) has established the American Greetings Corporation Executive Deferred Compensation Plan (together with any amendments thereto, the “Plan”), under which the Employer and a Participant may negotiate the portion of such Participant’s annual Compensation (as defined under the Plan) to be paid as Deferred Compensation Benefits (as defined by the Plan) pursuant to the terms of the Plan. To defer a portion of such Compensation (as defined under the Plan) consisting of all or a portion of base compensation and/or 401(k) maximizer benefit, the Participant and the Employer hereby enter into this Agreement for Deferred Compensation Benefits (the “Agreement”). In consideration of the mutual covenants contained within this Agreement and subject to the terms of the Plan, the Employer and the undersigned Participant hereby agree as follows:

Section 1 - Deferred Amount

The Participant hereby elects to defer an amount equal to:

A.	% or $ of annual base Compensation for the period from 1/1/ through 12/31/

B.	Calendar 401(k) Maximizer Yes No

Any deferral made under this Agreement will be credited to an account bearing the Participant’s name (hereinafter referred to as the “Account”), net of all required payroll deductions.

Section 2 - Deferral Period

The Participant’s Deferred Compensation Benefits shall be deferred until:

A. Base Compensation:

One (1) year from the ending date set forth in Section 1.*

Three (3) years from the ending date set forth in Section 1.

Five (5) years from the ending date set forth in Section 1.

Participant’s Separation from Service (as defined by Internal Revenue Code Section 409A and related regulations).

*	Note: A Participant may not re-defer a one-year deferral.

B. 401(k) Maximizer:

One (1) year from last day of applicable calendar year set forth in Section 1.*

Three (3) years from last day of applicable calendar year set forth in Section 1.

Five (5) years from last day of applicable calendar year set forth in Section 1.

Participant’s Separation from Service (as defined by Internal Revenue Code Section 409A and related regulations).

*	Note: A Participant may not re-defer a one-year deferral.

Section 3 - Form of Benefits Payment

Upon Separation from Service, the Participant’s Deferred Compensation Benefits will be paid to the Participant in either a lump sum payment, five annual installments, or ten annual installments. (See Attachment 1). Please indicate below your choice of the Form of Benefits Payment upon Separation from Service.

Lump Sum Payment.

Payment over five (5) years, as outlined in Attachment 1.

Payment over ten (10) years, as outlined in Attachment 1.

Except as provided for under Section 1 above, the Participant has the option of either re-deferring his/her compensation (subject to the federal and state laws and regulations governing re-deferral), or receiving payment of the Deferred Amount, plus any investment earnings paid in a lump sum at the end of the Deferral Period selected in Section 2.

Section 4 - Amendments

This Agreement may not be amended or modified by either party, except by a written document signed by both parties in accordance with the terms of the Plan.

Section 5 - Term of Agreement

The term of this Agreement shall be from the date the participant signs and delivers this Agreement until all amounts in the Participant’s Account have been distributed.

Section 6 - Rights and Obligations

The Participant’s right to Deferred Compensation Benefits and the Employer’s obligations to pay such Deferred Compensation Benefits shall be governed by the Plan to the extent not addressed in this Agreement. In the event of a conflict between the terms of this Agreement and the Plan, the Plan shall govern.

AGREED TO BY:

Employer Signature

Date	Date

Attachment 1

Form of Benefits Payment Options.

Upon Separation from Service, the Participant’s Deferred Compensation Benefits will be paid as follows:

Option 1. Lump Sum Distribution paid within 30 days after the date that occurs six (6) months after Separation from Service.

Option 2. Five annual installments according to the following schedule.

	Payment Date	Payment Amount
Payment Number 1	within 30 days after the date that occurs six (6) months after Separation from Service	20% of the then current balance

Payment Number 2	January 15 of the calendar year following the calendar year of Payment Number 1	25% of the then current balance

Payment Number 3	Twelve (12) months after the date of Payment Number 2	33% of the then current balance

Payment Number 4	Twelve (12) months after the date of Payment Number 3	50% of the then current balance

Payment Number 5	Twelve (12) months after the date of Payment Number 4	current balance

Option 3. Ten annual installments according to the following schedule.

	Payment Date	Payment Amount
Payment No. 1	1st Anniversary of Separation from Service	1/10 of Account Balance
Payment No. 2	2nd Anniversary of Separation from Service	1/9 of Account Balance
Payment No. 3	3rd Anniversary of Separation from Service	1/8 of Account Balance
Payment No. 4	4th Anniversary of Separation from Service	1/7 of Account Balance
Payment No. 5	5th Anniversary of Separation from Service	1/6 of Account Balance
Payment No. 6	6th Anniversary of Separation from Service	1/5 of Account Balance
Payment No. 7	7th Anniversary of Separation from Service	1/4 of Account Balance
Payment No. 8	8th Anniversary of Separation from Service	1/3 of Account Balance
Payment No. 9	9th Anniversary of Separation from Service	1/2 of Account Balance
Payment No. 10	10th Anniversary of Separation from Service	Entire Account Balance